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                                                                  EXHIBIT 10(BB)


             AMENDED EXECUTIVE FINANCIAL PLANNING SERVICES PLAN 2000

      This nonqualified Plan allows Section 16 Executive Officers of the Corporation to receive reimbursement for payment of fees to attorney, accountant, or financial planning service for tax or estate planning services. Reimbursements are limited to $12,000 annually, grossed up for applicable taxes, and are paid as Special Pay taxable to Executive. The Executive is responsible for payment to the provider of services. Payments under this Plan are expensed as compensation to the Executive when reimbursed and charged to their respective cost center.

      The listing below includes Executives eligible for Plan for the current plan year.

                          SECTION 16 EXECUTIVE OFFICERS

       Rawlins, Jr.  Benjamin W.           Chairman & CEO -- Corporation
       Moore         Jackson W.            President & COO -- Corporation
       DeVaux        Lloyd B.              Executive Vice President
       Parker        John W.               Executive Vice President
       Russell       Michael B.            Executive Vice President
       Walters       Milt K.               Senior Vice President